                                  EXHIBIT 4(j)

      Waiver No. 3, dated as of October 19, 2001, to the Credit Agreement, dated as of December 4, 1998

                                  WAIVER NO. 3

         WAIVER NO. 3, dated as of October 19, 2001 (this "THIRD WAIVER"), to the Credit Agreement, dated as of December 4, 1998 (as amended by the Waiver, dated as of January 19, 1999, the Amendment No. 1 and Consent, dated as of October 13, 1999, Waiver No. 2, dated as of February 14, 2000, Amendment No. 2, dated as of June 9, 2000, and the Amended and Restated Credit Agreement, dated as of December 5, 2000, and as otherwise amended, supplemented or modified from time to time, the "CREDIT AGREEMENT"), among THE SCOTTS COMPANY, an Ohio corporation (the "BORROWER"), certain subsidiaries of the Borrower who are also borrowers from time to time under the Credit Agreement (the "SUBSIDIARY BORROWERS"), the several banks and other financial institutions from time to time parties to the Credit Agreement (the "LENDERS"), THE CHASE MANHATTAN BANK, as agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT"), SALOMON SMITH BARNEY, INC., as syndication agent (the "SYNDICATION AGENT"), CREDIT LYONNAIS NEW YORK BRANCH and BANK ONE, MICHIGAN, as successor to NBD BANK, as co-documentation agents (the "CO-DOCUMENTATION AGENTS"), and J.P. MORGAN SECURITIES INC., as successor to CHASE SECURITIES INC., as lead arranger (the "LEAD ARRANGER") and book manager (the "BOOK MANAGER").

                              W I T N E S S E T H :
                              - - - - - - - - - -

         WHEREAS, subsections 6.9, 6.10 and 6.11 of the Credit Agreement set forth certain financial covenants to be observed by the Borrower;

         WHEREAS, the Borrower has advised the Administrative Agent that it will not satisfy the requirements set forth in subsections 6.9, 6.10 and 6.11 of the Credit Agreement with respect to the fiscal quarter ending September 30, 2001;

         WHEREAS, the Borrower has requested that the Required Lenders waive, for the period to and including December 31, 2001 but not thereafter, the requirements set forth in subsections 6.9, 6.10 and 6.11 of the Credit Agreement with respect to the fiscal quarter ending September 30, 2001; and

         WHEREAS, the Required Lenders have agreed to waive such requirements with respect to such period but only on the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained herein, the parties hereto agree as follows:

         1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Credit Agreement.

         2. COMPLIANCE WITH SUBSECTION 6.9 (INTEREST COVERAGE). The Required Lenders hereby waive, for the period to and including December 31, 2001 but not thereafter, the requirements of subsection 6.9 of the Credit Agreement with respect to the fiscal quarter ending

September 30, 2001; PROVIDED that the Borrower's Minimum Interest Coverage as of the last day of such fiscal quarter was not less than 2.20 to 1.

         3. COMPLIANCE WITH SUBSECTION 6.10 (MAINTENANCE OF LEVERAGE RATIO). The Required Lenders hereby waive, for the period to and including December 31, 2001 but not thereafter, the requirements of subsection 6.10 of the Credit Agreement with respect to the fiscal quarter ending September 30, 2001; PROVIDED that the Borrower's Leverage Ratio as of the last day of such fiscal quarter was not greater than 4.90 to 1.

         4. COMPLIANCE WITH SUBSECTION 6.11 (MAINTENANCE OF CONSOLIDATED NET WORTH). The Required Lenders hereby waive, for the period to and including December 31, 2001 but not thereafter, the requirements of subsection 6.11 of the Credit Agreement with respect to the fiscal quarter ending September 30, 2001; PROVIDED that the Borrower's Consolidated Net Worth as of the last day of such fiscal quarter was not less than $490,000,000.

         5. APPLICABLE MARGIN AND FACILITY FEE RATE. The Leverage Ratio shall be deemed to be greater than 4.0 to 1.0 for purposes of determining the Applicable Margin and the Facility Fee Rate pursuant to the Pricing Grid, effective from the date this Third Waiver becomes effective to and including December 31, 2001.

         6. REPRESENTATIONS AND WARRANTIES. On and as of the date hereof, and after giving effect to this Third Waiver, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 4 of the Credit Agreement MUTATIS MUTANDIS, except to the extent that such representations and warranties expressly relate to a specific earlier date, in which case the Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.

         7. CONDITIONS TO EFFECTIVENESS. This Third Waiver shall become effective as of the date the Administrative Agent receives (i) counterparts of this Third Waiver, duly executed and delivered by the Borrower, the Administrative Agent and the Required Lenders and (ii) a waiver fee for the account of each Lender that executes and delivers a counterpart of this Third Waiver on or prior to October 29, 2001 in an amount equal to 0.05% of the Aggregate Exposure of such Lender.

         8. CONTINUING EFFECT; NO OTHER WAIVER. Except as expressly waived hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The waivers provided for herein are limited to the specific subsections of the Credit Agreement specified herein and for the time period specified herein and shall not constitute a waiver of, or an indication of any Lender's willingness to waive, any other provisions of the Credit Agreement or the same subsections for any other date or time period.

         9. EXPENSES. The Borrower agrees to pay and reimburse the Administrative Agent for all of its reasonable costs and expenses incurred in connection with the preparation and delivery of this Third Waiver, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

         10. GOVERNING LAW. THIS THIRD WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         11. COUNTERPARTS. This Third Waiver may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Third Waiver to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.




                                 THE SCOTTS COMPANY



                                 By:   /s/ Rebecca J. Bruening
                                     ------------------------------------------
                                 Name: Rebecca J. Bruening
                                 Title: Vice President, Corporate Treasurer



                                 THE CHASE MANHATTAN BANK, as
                                 Administrative Agent
                                 and as a Lender



                                 By:   /s/ Randolph E. Cates
                                     ------------------------------------------
                                 Name: Randolph E. Cates
                                 Title: Vice President



                                 CREDIT LYONNAIS NEW YORK BRANCH, as
                                 Co-Documentation Agent and as a Lender



                                 By:   /s/ Joseph A. Philbin
                                     ------------------------------------------
                                      Name: Joseph A. Philbin
                                      Title: V.P.



                                 BANK ONE, MICHIGAN, as successor to
                                 NBD BANK, as Co-Documentation Agent and as a Lender



                                 By:   /s/ Paul Harris
                                     ------------------------------------------
                                      Name: Paul Harris
                                      Title: FVP

                                 ABN AMRO BANK N.V.



                                 By:   /s/ Thomas Comfort
                                      -----------------------------------------
                                      Name: Thomas Comfort
                                      Title: Senior Vice President



                                 By:   /s/ Wendy E. Pace
                                      -----------------------------------------
                                      Name: Wendy E. Pace
                                      Title: Assistant Vice President



                                 BANK OF MONTREAL



                                 By:   /s/ Robert H. Welchen
                                      -----------------------------------------
                                      Name: Robert H. Welchen
                                      Title: Vice President



                                 ADDISON CDO, LIMITED



                                 By:
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 AERIES-II FINANCE LTD.



                                 By:
                                      Name:
                                      -----------------------------------------
                                      Title:

                                 AIMCO CDO SERIES 2000-A



                                 By: /s/ Charles D. Mires
                                     ------------------------------------------
                                      Name: Charles D. Mires
                                      Title: Authorized Signatory



                                 By: /s/ Robert B. Bodett
                                     ------------------------------------------
                                      Name: Robert B. Bodett
                                      Title: Authorized Signatory



                                 ALLSTATE LIFE INSURANCE CO.



                                 By: /s/ Charles D. Mires
                                     ------------------------------------------
                                      Name: Charles D. Mires
                                      Title: Authorized Signatory



                                 By: /s/ Robert B. Bodett
                                     ------------------------------------------
                                      Name: Robert B. Bodett
                                      Title: Authorized Signatory



                                 AMMC CDO I, LIMITED



                                 By:
                                     ------------------------------------------
                                      Name:
                                      Title:



                                 APEX (IPM) CDO I, LTD.



                                 By: /s/ Roshan White
                                     ------------------------------------------
                                      Name: Roshan White
                                      Title: Vice President

                                 ARCHIMEDES FUNDING IV, LTD.



                                 By: ING Capital Advisors LLC, as Collateral
                                     Manager



                                 By: /s/ Mark M. O'Shaughnessy
                                     ------------------------------------------
                                      Name: Mark M. O'Shaughnessy
                                      Title: Vice President



                                 ARES III CLO LTD.



                                 By:
                                     ------------------------------------------
                                      Name:
                                      Title:



                                 ARES IV CLO LTD.



                                 By:
                                     ------------------------------------------
                                      Name:
                                      Title:



                                 ARES LEVERAGED INVESTMENT FUND II, L.P.



                                 By:
                                     ------------------------------------------
                                      Name:
                                      Title:

                                 AVALON CAPITAL LTD.



                                 By: INVESCO Senior Secured Management, Inc. as
                                      Portfolio Advisor



                                 By:  /s/ Thomas H.B. Ewald
                                     ------------------------------------------
                                      Name: Thomas H. B. Ewald
                                      Title: Authorized Signatory



                                 AVALON CAPITAL LTD. II



                                 By: INVESCO Senior Secured Management, Inc. as
                                      Portfolio Advisor



                                 By:  /s/ Thomas H.B. Ewald
                                     ------------------------------------------
                                      Name: Thomas H. B. Ewald
                                      Title: Authorized Signatory



                                 PB CAPITAL CORPORATION



                                 By:  /s/ Nina Zhou
                                     ------------------------------------------
                                      Name: Nina Zhou
                                      Title: Associate



                                 By:  /s/ Jeffrey Frost
                                     ------------------------------------------
                                      Name: Jeffrey Frost
                                      Title: Managing Director Client Services

                                 BANK AUSTRIA CREDITANSTALT
                                 CORPORATE FINANCE, INC.



                                 By:  /s/ Francesco Ossino
                                     ------------------------------------------
                                      Name: Francesco Ossino
                                      Title: Vice President



                                 By:  /s/ David M. Harnisch
                                     ------------------------------------------
                                      Name: David M. Harnisch
                                      Title: Managing Director



                                 BANK OF AMERICA, N.A.



                                 By:  /s/ Gretchen Spoo
                                     ------------------------------------------
                                      Name: Gretchen Spoo
                                      Title: Principal



                                 BANK OF HAWAII



                                 By:  /s/ J. Bryan Scearce
                                     ------------------------------------------
                                      Name: J. Bryan Scearce
                                      Title: Vice President



                                 THE BANK OF NEW YORK



                                 By:  /s/ Randolph E. J. Medrano
                                     ------------------------------------------
                                      Name: Randolph E. J. Medrano
                                      Title: Vice President



                                 THE BANK OF NOVA SCOTIA



                                 By:  /s/ A.S. Norsworthy
                                     ------------------------------------------
                                      Name: A.S. Norsworthy
                                      Title: Sr. Team Leader-Loan Operations

                                 BANK OF TOKYO-MITSUBISHI TRUST COMPANY



                                 By:
                                      -----------------------------------------
                                      Name:
                                      Title:



                                  By:
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 BALANCED HIGH YIELD FUND II, LTD.



                                 By:  /s/ Mark M. O'Shaughnessy
                                      -----------------------------------------
                                      Name: Mark M. O'Shaughnessy
                                      Title: Vice President



                                 BAVARIA TRR CORPORATION



                                 By:  /s/ Lori Rezza
                                      -----------------------------------------
                                      Name: Lori Rezza
                                      Title: Vice President



                                 BNP PARIBAS



                                 By:  /s/ Kristin Petinaux
                                      -----------------------------------------
                                      Name: Kristin Petinaux
                                      Title:



                                 By:  /s/ Richard L. Sted
                                      -----------------------------------------
                                      Name: Richard L. Sted
                                      Title: Central Region Manager

                                 BW CAPITAL MARKETS, INC.



                                 By:  /s/ Thomas A. Lowe
                                      -----------------------------------------
                                      Name: Thomas A. Lowe
                                      Title: Vice President



                                 By:  /s/ Philip G. Waldrop
                                      -----------------------------------------
                                      Name: Philip G. Waldrop
                                      Title: Vice President



                                 CAPTIVA IV FINANCE LTD.



                                 By:
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 CENTURION CDO II, LTD.



                                 By:  /s/ Michael M. Leyland
                                      -----------------------------------------
                                      Name: Michael M. Leyland
                                      Title: Managing Director



                                 CERES II FINANCE, LTD.



                                 By: INVESCO Senior Secured Management, Inc. as
                                      Sub-Managing Agent (Financial)



                                 By:  /s/ Thomas H. B. Ewald
                                      -----------------------------------------
                                      Name: Thomas H. B. Ewald
                                      Title: Authorized Signatory

                                 CHARTER VIEW PORTFOLIO



                                 By: INVESCO Senior Secured Management, Inc. as
                                      Investment Advisor



                                 By:  /s/ Thomas H. B. Ewald
                                      -----------------------------------------
                                      Name: Thomas H. B. Ewald
                                      Title: Authorized Signatory



                                 CITICORP USA, INC.



                                 By:  /s/ Allen Fisher
                                      -----------------------------------------
                                      Name: Allen Fisher
                                      Title: Vice President



                                 COLUMBUS LOAN FUNDING, LTD.



                                 By: Travelers Asset Management International Company, LLC



                                 By:  /s/ Allen Cantrell
                                      -----------------------------------------
                                      Name: Allen Cantrell
                                      Title: Investment Officer



                                 COMERICA BANK, Detroit



                                 By:  /s/ Anthony L. Davis
                                      -----------------------------------------
                                      Name: Anthony L. Davis
                                      Title: Asst. Vice President

                                 CREDIT AGRICOLE INDOSUEZ, Chicago



                                 By:  /s/ Theodore D. Tice
                                      -----------------------------------------
                                      Name: Theodore D. Tice
                                      Title: Vice President Senior Relationship
                                      Manager



                                 By:  /s/ Bradley C. Peterson
                                      -----------------------------------------
                                      Name: Bradley C. Peterson
                                      Title: First Vice President



                                 CREDIT SUISSE FIRST BOSTON



                                 By:
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 CYPRESSTREE FOCUSED INVESTMENT
                                 FUND, LLC

                                 By: CypressTree Investment Management Company, Inc., its Managing Member



                                 By:
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 CYPRESSTREE INVESTMENT PARTNERS I, LTD

                                 By: CypressTree Investment Management Company, Inc., as Portfolio Manager



                                 By:  /s/ Jonathan D. Sharkey
                                      -----------------------------------------
                                      Name: Jonathan D. Sharkey
                                      Title: Principal

                                 CYPRESSTREE INVESTMENT PARTNERS II, LTD

                                 By: CypressTree Investment Management Company, Inc., as Portfolio Manager



                                 By:  /s/ Jonathan D. Sharkey
                                      -----------------------------------------
                                      Name: Jonathan D. Sharkey
                                      Title: Principal

                                 CYPRESSTREE INVESTMENT MANAGEMENT COMPANY, INC.



                                 As: Attorney-in-Fact and on behalf of First
                                 Allmerica Financial Life Insurance Company as Portfolio Manager



                                 By:  /s/ Jonathan D. Sharkey
                                      -----------------------------------------
                                      Name: Jonathan D. Sharkey
                                      Title: Principal



                                 DELANO COMPANY



                                 By:  Pacific Investment Management Company,
                                      as its Investment Advisor

                                 By:  PIMCO Management Inc., a General Partner



                                 By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                 DRESDNER BANK AG



                                 By:  /s/ Joanna M. Solowski
                                      -----------------------------------------
                                      Name: Joanna M. Solowski
                                      Title: Vice President



                                 By:  /s/ John A. Ramelli
                                      -----------------------------------------
                                      Name: John A. Ramelli
                                      Title: Vice President



                                 EATON VANCE CDO II, LTD.



                                 By: Eaton Vance Management as Investment
                                     Advisor



                                 By:  /s/ Payson F. Swaffield
                                      -----------------------------------------
                                      Name: Payson F. Swaffield
                                      Title: Vice President



                                 EATON VANCE CDO III, LTD.



                                 By:  Eaton Vance Management as Investment
                                      Advisor



                                 By:  /s/ Payson F. Swaffield
                                      -----------------------------------------
                                      Name: Payson F. Swaffield
                                      Title: Vice President

                                 EATON VANCE INSTITUTIONAL SENIOR LOAN FUND



                                 By: Eaton Vance Management as Investment
                                     Advisor



                                 By:  /s/ Payson F. Swaffield
                                      -----------------------------------------
                                      Name: Payson F. Swaffield
                                      Title: Vice President



                                 EATON VANCE SENIOR INCOME TRUST

                                 By:  Eaton Vance Management as Investment
                                      Advisor

                                 By:  /s/ Payson F. Swaffield
                                      -----------------------------------------
                                      Name: Payson F. Swaffield
                                      Title: Vice President



                                 ELC (CAYMAN) LTD. 1999-III



                                 By:  /s/ Roshan White
                                      -----------------------------------------
                                      Name: Roshan White
                                      Title: Vice President



                                 ELC (CAYMAN) LTD. 2000-I



                                 By:  /s/ Roshan White
                                      -----------------------------------------
                                      Name: Roshan White
                                      Title: Vice President

                                 ERSTE BANK NEW YORK



                                 By:  /s/ Paul Judicke
                                      -----------------------------------------
                                      Name: Paul Judicke
                                      Title: Vice President Erste Bank New York
                                      Branch



                                 By:  /s/ John S.Runnion
                                      -----------------------------------------
                                      Name: John S. Runnion
                                      Title: Managing Director Erste Bank New
                                      York Branch



                                 FIDELITY II: ADVANCED FLOATING RATE HIGH
                                 INCOME FUND



                                 By: /s/ John H. Costillo
                                      Name: John H. Costillo
                                      Title: Assistant Treasurer



                                 FIFTH THIRD BANK OF COLUMBUS



                                 By:  /s/ John K. Beanslee
                                      -----------------------------------------
                                      Name: John K. Beanslee
                                      Title: Vice President



                                 FIRST ALLMERICA FINANCIAL LIFE INSURANCE
                                 COMPANY



                                 By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                 FIRST UNION NATIONAL BANK



                                 By:   /s/ David J. C. Silander
                                      -----------------------------------------
                                      Name: David J. C. Silander
                                      Title: Vice President



                                 FIRSTAR BANK, N.A.



                                 By:  /s/ R. H. Friend
                                      -----------------------------------------
                                      Name: R. H. Friend
                                      Title: Vice President



                                 FLAGSHIP CAPITAL



                                 By:
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 FLEET NATIONAL BANK



                                 By:   /s/ Mario F. Teixeira
                                      -----------------------------------------
                                      Name: Mario F. Teixeira
                                      Title: Vice President



                                 FORTIS PROJECT FINANCE LIMITED



                                 By:  /s/ Euan Lynes
                                      -----------------------------------------
                                      Name: Euan Lynes
                                      Title: Director



                                 By:  /s/ Peter Hanratty
                                      -----------------------------------------
                                      Name: Peter Hnaratty
                                      Title: Authorized Signatory

                                 FRANKLIN CLO I, LIMITED



                                 By:
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 FRANKLIN FLOATING RATE MASTER SERIES



                                 By:  /s/ Chauncey Lufkin
                                      -----------------------------------------
                                      Name: Chauncey Lufkin
                                      Title: Vice President



                                 FREMONT INVESTMENT & LOAN



                                 By:  /s/ Kannika Viravan
                                      -----------------------------------------
                                      Name: Kannika Viravan
                                      Title: Vice President



                                 THE FUJI BANK, LIMITED



                                 By:  /s/ Nobuoki Koike
                                      -----------------------------------------
                                      Name: Nobuoki Koike
                                      Title: Senior Vice President



                                 GENERAL ELECTRIC CAPITAL CORPORATION



                                 By:  /s/ Robert M. Kadlick
                                      -----------------------------------------
                                      Name: Robert M. Kadlick
                                      Title: Duly Authorized Signatory

                                 GRAYSON & CO.



                                 By: Boston Management and Research as
                                     Investment Advisor



                                 By:  /s/ Payson F. Swaffield
                                      -----------------------------------------
                                      Name: Payson F. Swaffield
                                      Title: Vice President



                                 GREAT POINT CLO 1999-1 LTD.



                                 By: Sankaty Advisors, LLC as Collateral Manager



                                 By:  /s/ Diane J. Exter
                                      -----------------------------------------
                                      Name: Diane J. Exter
                                      Title: Managing Director Portfolio Manager



                                 HARRIS TRUST AND SAVINGS BANK



                                 By:  /s/ Christopher Fisher
                                      -----------------------------------------
                                      Name: Christopher Fisher
                                      Title: Vice President



                                 HELLER FINANCIAL INC.



                                 By:
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 THE HUNTINGTON NATIONAL BANK



                                 By:  /s/ Mark A. Koscielski
                                      -----------------------------------------
                                      Name: Mark A. Koscielski
                                      Title: Vice President

                                 IKB DEUTSCHE INDUSTRIEBANK FG LUXEMBOURG BRANCH



                                 By:  /s/ Manfred Ziwey
                                      -----------------------------------------
                                      Name: Manfred Ziwey
                                      Title: Director



                                 IKB DEUTSCHE INDUSTRIEBANK AG LONDON BRANCH



                                 By:  /s/ Manfred Ziwey
                                      -----------------------------------------
                                      Name: Manfred Ziwey
                                      Title: Director



                                 INDOSUEZ CAPITAL FUNDING VI, LTD.



                                 By: Indosuez Capital Luxembourg as Portfolio
                                     Advisor



                                 By:  /s/ Jack Henry
                                      -----------------------------------------
                                      Name: Jack Henry
                                      Title: Vice President & Portfolio Manager



                                 JISSEKIKUN FUNDING, LTD.



                                 By:
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 KZH CNC LLC



                                 By:  /s/ Anthony Iarubino
                                      -----------------------------------------
                                      Name: Anthony Iarubino
                                      Title: VP

                                 KZH CRESCENT 3 LLC
                                 By:
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 KZH CYPRESSTREE-1 LLC



                                 By:  /s/ Anthony Iarubino
                                      -----------------------------------------
                                      Name: Anthony Iarubino
                                      Title: VP



                                 KZH HIGHLAND-2 LLC



                                 By:
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 KZH LANGDALE LLC



                                 By:  /s/ Anthony Iarubino
                                      -----------------------------------------
                                      Name: Anthony Iarubino
                                      Title: VP



                                 KZH RIVERSIDE LLC



                                 By:  /s/ Anthony Iarubino
                                      -----------------------------------------
                                      Name: Anthony Iarubino
                                      Title: VP

                                 KZH SOLEIL-2 LLC



                                 By:
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 KZH STERLING LLC



                                 By:  /s/ Anthony Iarubino
                                      -----------------------------------------
                                      Name: Anthony Iarubino
                                      Title: VP



                                 KZH WATERSIDE LLC



                                 By:  /s/ Anthony Iarubino
                                      -----------------------------------------
                                      Name: Anthony Iarubino
                                      Title: VP



                                 KEY BANK NATIONAL ASSOCIATION



                                 By:
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 LANDESBANK RHEINLAND-PFALTZ
                                 GIROZENTRALE



                                 By:  /s/ Stefan Gilsdorf
                                      -----------------------------------------
                                      Name: Stefan Gilsdorf
                                      Title: SVP



                                 By:  /s/ Anne-Marie Theobald
                                      -----------------------------------------
                                      Name: Anne-Marie Theobald
                                      Title: Manager

                                 LIBERTY-STEIN ROE ADVANCED FLOATING
                                 RATE ADVANTAGE FUND



                                 By: Stein Roe & Farnham Incorporated, as
                                     Advisor



                                 By:  /s/ James R. Fellows
                                      -----------------------------------------
                                      Name: James R. Fellows
                                      Title: Sr. Vice President &
                                             Portfolio Manager



                                 ML CLO XII PILGRIM AMERICA (CAYMAN)

                                 By:  ING Pilgrim Investments, as its
                                      Investment Manager



                                 By:  /s/ Brian Horton
                                      -----------------------------------------
                                      Name: Brian Horton
                                      Title: Vice President



                                 ML CLO XX PILGRIM AMERICA (CAYMAN)

                                 By: ING Pilgrim Investments, as its Investment Manager



                                 By:  /s/ Brian Horton
                                      -----------------------------------------
                                      Name: Brian Horton
                                      Title: Vice President



                                 MADISON AVENUE CDO I LTD.



                                 By: Metropolitan Life Insurance Company as
                                      Collateral Manager



                                 By:  /s/ James R. Dingler
                                      -----------------------------------------
                                      Name: James R. Dingler
                                      Title: Director

                                 MAPLEWOOD (CAYMAN) LIMITED



                                 By: David L. Babson & Company Inc. under
                                     delegated authority from Massachusetts
                                     Mutual Life Insurance Company as
                                     Investment Manager



                                 By:  /s/ Mary S. Law
                                      -----------------------------------------
                                      Name: Mary S. Law
                                      Title: Managing Director



                                 MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY



                                 By: David L. Babson & Company Inc. as
                                     Investment Adviser



                                 By:  /s/ Mary S. Law
                                      -----------------------------------------
                                      Name: Mary S. Law
                                      Title: Managing Director



                                 METROPOLITAN LIFE INSURANCE COMPANY



                                 By:  /s/ James R. Dingler
                                      -----------------------------------------
                                      Name: James R. Dingler
                                      Title: Director



                                 MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST



                                 By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                 MOUNTAIN CAPITAL CLO I, LTD.



                                 By:
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 NBD BANK



                                 By:
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 NATEXIS BANQUE POPULAIRES



                                 By:  /s/ Frank H. Madden Jr.
                                      -----------------------------------------
                                      Name: Frank H. Madden Jr.
                                      Title: Vice President & Group Manager



                                 By:  /s/ Christian Giordano
                                      -----------------------------------------
                                      Name: Christian Giordano
                                      Title: Vice President



                                 NATIONAL CITY BANK



                                 By:  /s/ Anthony F. Salvatore
                                      -----------------------------------------
                                      Name: Anthony F. Salvatore
                                      Title: Senior Vice President

                                 NEMEAN CLO. LTD.



                                 By: ING Capital Advisors LLC, as Investment
                                     Manager



                                 By:  /s/ Mark M. O'Shaughnessy
                                      -----------------------------------------
                                      Name: Mark M. O'Shaughnessy
                                      Title: Vice President



                                 NORTH AMERICAN SENIOR FLOATING RATE FUND



                                 By:
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 NUVEEN SENIOR INCOME FUND

                                 By:  Nuveen Senior Loan Asset Management Inc.

                                 By:
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 OASIS COLLATERALIZED HIGH INCOME
                                 PORTFOLIO-1 LTD.



                                 By: INVESCO Senior Secured Management, Inc. As Subadvisor



                                 By:  /s/ Thomas H. B. Ewald
                                      -----------------------------------------
                                      Name: Thomas H. B. Ewald
                                      Title: Authorized Signatory

                                 OCTAGON INVESTMENT PARTNERS III, LTD.



                                 By: Octagon Credit Investors, LLC as Portfolio
                                      Manager



                                 By:  /s/ Andrew D. Gordon
                                      -----------------------------------------
                                      Name: Andrew D. Gordon
                                      Title: Portfolio Manager



                                 OCTAGON INVESTMENT PARTNERS IV, LTD.



                                 By: Octagon Credit Investors, LLC as Collateral
                                      Manager



                                 By:  /s/ Andrew D. Gordon
                                      -----------------------------------------
                                      Name: Andrew D. Gordon
                                      Title: Portfolio Manager



                                 OLYMPIC FUNDING TRUST, SERIES 1999-1



                                 By:  /s/ Ann E. Morris
                                      -----------------------------------------
                                      Name: Ann E. Morris
                                      Title: Authorized Agent



                                 OSPREY INVESTMENTS PORTFOLIO



                                 By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                 OXFORD STRATEGIC INCOME FUND

                                 By: Eaton Vance Management as Investment
                                     Advisor


                                 By: /s/ Payson F. Swaffield
                                      -----------------------------------------
                                      Name: Payson F. Swaffield
                                      Title: Vice President



                                 PILGRIM SENIOR INCOME FUND



                                 By: ING Pilgrim Investments, as its Investment
                                      Manager



                                 By:  /s/ Brian Horton
                                      -----------------------------------------
                                      Name: Brian Horton
                                      Title: Vice President



                                 PINEHURST TRADING, INC.



                                 By:  /s/ Ann E. Morris
                                      -----------------------------------------
                                      Name: Ann E. Morris
                                      Title: Asst. Vice President



                                 PPM SPYGLASS FUNDING TRUST



                                 By:  /s/ Ann E. Morris
                                      -----------------------------------------
                                      Name: Ann E. Morris
                                      Title: Authorized Agent

                                 THE PRUDENTIAL INSURANCE COMPANY OF AMERICA



                                 By:  /s/ B. Ross Smead
                                      -----------------------------------------
                                      Name: B. Ross Smead
                                      Title: Senior Vice President



                                 RABOBANK INTERNATIONAL, NEW YORK BRANCH



                                 By:  /s/ Thomas A. Levinsen
                                      -----------------------------------------
                                      Name: Thomas A. Levinsen
                                      Title: Executive Director



                                 By:  /s/ Ian Reece
                                      -----------------------------------------
                                      Name: Ian Reece
                                      Title: Managing Director



                                 RIVIERA FUNDING LLC



                                 By:  /s/ Ann E. Morris
                                      -----------------------------------------
                                      Name: Ann E. Morris
                                      Title: Asst. Vice President



                                 SANKATY HIGH YIELD ASSET PARTNERS, L.P.



                                 By:  /s/ Diane J. Exter
                                      -----------------------------------------
                                      Name: Diane J. Exter
                                      Title: Managing Director Portfolio Manager

                                 SANKATY HIGH YIELD PARTNERS II, L.P.



                                 By:  /s/ Diane J. Exter
                                      -----------------------------------------
                                      Name: Diane J. Exter
                                      Title: Managing Director Portfolio Manager


                                 SCUDDER FLOATING RATE FUND



                                 By:  /s/ Kenneth Weber
                                      -----------------------------------------
                                      Name: Kenneth Weber
                                      Title: Senior Vice President



                                 SEABOARD CLO 2000, LTD.



                                 By:  /s/ Sheppard H. C. Davis, Jr.
                                      -----------------------------------------
                                      Name: Sheppard H. C. Davis, Jr.
                                      Title: CEO of Seaboard & Co. its
                                      Collateral Manager



                                 SENIOR DEBT PORTFOLIO

                                 By:  Boston Management and Research,
                                      as Investment Advisor


                                 By:  /s/ Payson F. Swaffield
                                      -----------------------------------------
                                      Name: Payson F. Swaffield
                                      Title: Vice President



                                 SEQUILS IV, LTD.



                                 By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                 SEQUILS-CENTURION V, LTD.



                                 By:  /s/ Michael M. Leyland
                                      -----------------------------------------
                                      Name: Michael M. Leyland
                                      Title: Managing Director



                                 SEQUILS-CUMBERLAND I, LTD.



                                 By:  /s/ Dale Burrow
                                      -----------------------------------------
                                      Name: Dale Burrow
                                      Title: Senior Vice President



                                 SIERRA CLO I LTD.



                                 By:  /s/ John M. Casparian
                                      -----------------------------------------
                                      Name: John M. Casparian
                                      Title: Chief Operating Officer,
                                             Centre Pacific LLP (Manager)



                                 SPS HIGH YIELD LOAN TRADING




                                 By:
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 SRF 2000 LLC



                                 By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                 STEIN ROE FLOATING RATE LLC



                                 By:
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 SUFFIELD CLO, LIMITED



                                 By:  David L. Babson & Company Inc. as
                                      Collateral Manager



                                 By:  /s/ Mary S. Law
                                      -----------------------------------------
                                      Name: Mary S. Law
                                      Title: Managing Director



                                 SUNTRUST BANK



                                 By:  /s/ Frank A. Coe
                                      -----------------------------------------
                                      Name: Frank A. Coe
                                      Title: Vice President



                                 SWAPS CSLT



                                 By:
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 THOROUGHBRED LIMITED PARTNERSHIP I



                                 By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                 TORONTO DOMINION (NEW YORK), INC.



                                 By:
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 THE TRAVELERS INSURANCE COMPANY



                                 By:  /s/ Allen Cantrell
                                      -----------------------------------------
                                      Name: Allen Cantrell
                                      Title: Investment Officer



                                 TRYON CLO LTD. 2000-1



                                 By:  /s/ Roshan White
                                      -----------------------------------------
                                      Name: Roshan White
                                      Title: Vice President



                                 TYLER TRADING, INC.



                                 By:  /s/ Don C. Day
                                      -----------------------------------------
                                      Name: Don C. Day
                                      Title: Vice President



                                 UBS AG



                                 By:
                                      -----------------------------------------
                                      Name:
                                      Title

                                 VAN KAMPEN CLO II, LIMITED




                                 By:
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 VAN KAMPEN PRIME RATE INCOME TRUST




                                 By:
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 VAN KAMPEN SENIOR FLOATING RATE FUND




                                 By:
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 VAN KAMPEN SENIOR INCOME TRUST




                                 By:
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 VARIABLE INSURANCE PRODUCTS FUND II: ASSET
                                 MANAGEMENT GROWTH PORTFOLIO



                                 By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                 WINDSOR LOAN FUNDING, LIMITED



                                 By:
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 WINGED FOOT FUNDING TRUST



                                 By:  /s/ Ann E. Morris
                                      -----------------------------------------
                                      Name: Ann E. Morris
                                      Title: Authorized Agent

                           ACKNOWLEDGEMENT AND CONSENT

                  In consideration of each Agent's and the Lenders' execution, delivery and performance of the foregoing Waiver No. 3 (the "THIRD WAIVER"), each of the undersigned hereby (i) acknowledges the terms and provisions of the Third Waiver and consents thereto and (ii) confirms and agrees that (a) the Borrower and Domestic Subsidiary Guarantee and Collateral Agreement (the "GUARANTEE AND COLLATERAL AGREEMENT") is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects and shall apply to the Credit Agreement and (b) the guarantees and all of the Collateral (as defined in the Guarantee and Collateral Agreement) do, and shall continue to, secure the payment of all of the Obligations (as defined in the Guarantee and Collateral Agreement) pursuant to the terms of the Guarantee and Collateral Agreement. Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement referred to in the Third Waiver to which this Acknowledgment and Consent is attached.

                       THE SCOTTS COMPANY
                       HYPONEX CORPORATION
                       SCOTTS MANUFACTURING COMPANY
                       SCOTTS-SIERRA HORTICULTURAL PRODUCTS COMPANY
                       SCOTTS-SIERRA INVESTMENTS, INC.
                       SCOTTS PROFESSIONAL PRODUCTS CO.
                       SCOTTS PRODUCTS CO.
                       OMS INVESTMENTS, INC.
                       MIRACLE-GRO LAWN PRODUCTS, INC.
                       MIRACLE-GRO PRODUCTS LTD.
                       SCOTTS-SIERRA CROP PROTECTION COMPANY
                       EARTHGRO, INC.
                       SANFORD SCIENTIFIC, INC.
                       EG SYSTEMS, INC.
                       SWISS FARMS PRODUCTS, INC.
                       SCOTTS TEMECULA OPERATIONS, LLC


                       By:  /s/ Rebecca J. Bruening
                          ----------------------------------------------------
                            Name: Rebecca J. Bruening
                            Title: Vice President, Corporate
                            Treasurer